Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of this audit report. No other events require adjustment to or disclosure in the consolidated financial statements other than the following:

On February 13, 2025, the Board of Directors of the Company adopted the 2025 Equity Incentive Plan (the “2025 Plan”), which became effective on the same date. The 2025 Plan authorizes the issuance of up to 1,500,000 Class A ordinary shares and is intended to provide equity-based compensation to employees, directors, and consultants of the Company and its affiliates. Awards under the 2025 Plan may include non-qualified stock options, incentive stock options, restricted stock awards, and unrestricted stock awards. As of the date of the issuance of these consolidated financial statements 1,500,000 Class A ordinary shares have been issued to one employee and two consultants as equity-based compensation.

In February 2025, HZ CDT entered into a long-term loan agreement with Zhejiang Changxing Rural Commercial Bank Co., Ltd. for an amount of RMB 500,000, with an interest rate of 4.9% per annum due in February 2027.

In February 2025, SZ CDT entered into a short-term loan agreement with China Bank of Communication for an amount of RMB 5,000,000, with an interest rate of 4.2% per annum due in January 2026.